UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 8, 2001


                     DISTRIBUTION MANAGEMENT SERVICES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     0-0285
                                     ------
                                   File Number


                               FLORIDA 65-0574760
                               ------- ----------
                  (State or other jurisdiction (I.R.S. Employer
              of incorporation or organization) Identification No.)


                         11601 Biscayne Blvd., Suite 201
                              Miami, Florida 33181
                    ---------------------------------- -----
               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number (305) 893-9273
                                 --------------




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ITEM 4.   Change in Registrant's Certifying Accountant

    As of July 8, 2001, the Company's Board of Directors dismissed the certified public accounting firm of Rachlin Cohen & Holtz LLP of Miami, Florida, and the Company has elected to retain Martin B. Seidman, CPA as its certified public accountant for the purpose of conducting its audits and providing financial reports for the Company.

     The decision to dismiss Rachlin Cohen & Holtz LLP was recommended and approved by the Board of Directors. During the two most recent fiscal years preceding this termination, there were no disagreements over accounting matters, financial disclosures or any other limitations on the scope or procedure of the independent auditor in the course of performing professional services and there was no adverse opinion or disclaimer of opinion, nor were its reports modified as to audit scope or accounting principles. The audit report for the fiscal year ended May 31, 1999 included an explanatory paragraph expressing substantial doubt at to the Company's ability to continue as a going concern. In connection with their audit, Rachlin Cohen & Holtz LLP issued a Report on Reportable Conditions (or Matters) to the Board of Directors and management for such fiscal year. These Conditions are detailed and incorporated herein as Exhibit 99.1

         The Company has authorized Rachlin Cohen & Holtz LLP to respond fully to any inquiries of the successor accountant concerning the work done and conclusions drawn in performing previous audits of the Company and concerning the reasons for the termination of Rachlin Cohen & Holtz LLP. Rachlin Cohen & Holtz LLP has been provided with a copy of this Form 8-K and, in accordance with the relevant provisions of Regulation S-K, has provided a letter indicating whether it agrees with the contents of this Form 8-K. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  Financial Statements and Exhibits

Exhibit 16.1   Letter from Rachlin Cohen & Holtz LLP
Exhibit 99.1   List of Reportable Conditions (or Matters)




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                                   SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Distribution Management Services, Inc.
                                        --------------------------------------
                                                    (Registrant)



Dated: July 20, 2001.                   By: /s/ Leo Greenfield
                                             -----------------------------------
                                                 Leo Greenfield, President













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